                                                              EXHIBIT 10.3


                               AMENDMENT NO. 1 TO
                           PURCHASE AND SALE AGREEMENT


         THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT, dated as of December 20, 2000 (this "AMENDMENT"), is entered into by and among ACS FUNDING TRUST I ("BUYER"), as Buyer, and AMERICAN CAPITAL STRATEGIES, LTD. ("SELLER"), as Seller. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Purchase and Sale Agreement, dated as of March 31, 1999 (as amended, the "AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         (a) SECTION 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:

         LIEN RELEASE DIVIDEND:  Defined in SECTION 2.3.

         LIEN RELEASE DIVIDEND DATE: The date specified by the Buyer, which date may be any Business Day, provided notice is given in accordance with
         SECTION 2.3(a).

         (b) The Agreement is hereby amended by adding the following new SECTION 2.3:

         Section 2.3 LIEN RELEASE DIVIDENDS.

         (a) Notwithstanding any provision contained in this Agreement to the contrary, provided there is neither an Unmatured Termination Event, a Termination Event nor a Servicer Termination Event, on a Lien Release Dividend Date, the Buyer may dividend to the Seller a portion of the Loans or portions thereof (the "LIEN RELEASE DIVIDEND"), subject to the following terms and conditions:

                  (1) The Buyer shall have given the Seller and the Deal Agent, as assignee, at least two (2) Business Days' prior written notice of its intent




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                  to effect an Lien Release Dividend, unless such notice is
                  waived or reduced by the Seller and the Deal Agent;

                  (2) Any Lien Release Dividend shall be in connection with a Permitted Securitization Transaction;

                  (3) After giving effect to the Lien Release Dividend and the dividend to the Seller of the Loans or portions thereof on the Lien Release Dividend Date, (A) the representations and warranties contained in Sections 4.1 and 4.3 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date and (B) neither an Unmatured Termination Event, a Termination Event nor a Servicer Termination Event shall have resulted;

                  (4) Such Lien Release Dividend must be in compliance with Applicable Law and may not (A) be made with the intent to hinder, delay or defraud any creditor of the Buyer or (B) leave the Buyer, immediately after giving effect to the Lien Release Dividend, (i) insolvent, (ii) with insufficient funds to pay its obligations as and when they become due or (iii) with inadequate capital for its present and anticipated business and transactions;

                  (5) On or prior to the Lien Release Dividend Date, the Buyer shall have (A) delivered to the Seller a list specifying all Loans or portions thereof to be transferred pursuant to such Lien Release Dividend and the Seller shall have approved same in its sole discretion and (B) obtained all authorizations, consents and approvals required to effectuate the Lien Release Dividend; and

                  (6) A portion of a Loan may be transferred pursuant to the Lien Release Dividend provided that (A) such transfer does not have an adverse effect on the portion of the Loan remaining as a part of the Collateral under the Loan Funding Agreement, any other Collateral under the Loan Funding Agreement, the Lenders, the Secured Parties or the Deal Agent, (B) the Loan Documents for such portion of the Loan remaining as a part of the Collateral have been amended to contain pro rata sharing, intercreditor and, if applicable, subordination, provisions substantially the same as those contained in the form of intercreditor and subordination agreement provided to and reviewed by the Deal Agent and is attached as EXHIBIT U to the Loan Funding Agreement, and (C) a new promissory note for the portion of the Loan remaining as a part of the Collateral under the Loan Funding Agreement has been executed by the Obligor, and the original thereof has been endorsed to the Deal Agent and delivered to the Collateral Custodian.

         (b) In connection with the Lien Release Dividend, there shall be assigned to the Seller, without recourse, representation or warranty, all of the right, title and interest of the Buyer in, to and under the Loans or portions thereof so retransferred (together with, in the case of the transfer of the Loans but not portions thereof, the related Collateral) and such Loans or portions thereof so retransferred (together with, in the case of the transfer of the Loans but not portions thereof, the related Collateral) shall be released from the Lien of this Agreement (subject to the requirements of clause (a)(3) above).

         (c) The Seller hereby agrees to pay the reasonable legal fees and expenses of the Buyer in connection with any Lien Release Dividend hereunder and under the Loan Funding Agreement (including, but not limited to, expenses incurred in connection with the release of the Liens of the Deal Agent, on behalf of the Secured Parties, the Buyer and any other party having an interest in the Loans in connection with such Lien Release Dividends).

         (d) In connection with any Lien Release Dividend, on the related Lien Release Dividend Date, the Buyer shall, at the expense of the Seller
         (1) execute such instruments of release with respect to the Loans or portions thereof to be transferred to the Seller (together with, in the case of the transfer of the Loans but not portions thereof, the related Collateral), in recordable form if necessary, in favor of the Seller as the Seller may reasonably request, (2) deliver any portion of the Loans or portions thereof to be transferred to the Seller (together with, in the case of the transfer of the Loans but not portions thereof, the related Collateral) in its possession to the Seller and (3) otherwise take such actions as are necessary and appropriate to release the Lien of the Buyer on the Loans or portions thereof to be transferred to the Seller (together with, in the case of the transfer of the Loans but not portions thereof, the related Collateral) and release and deliver to the Seller such Loans or portions thereof to be transferred to the Seller (together with, in the case of the transfer of the Loans but not portions thereof, the related Collateral).

         (c) The first sentence of SECTION 5.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

         "(b) Except for the transfers hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Loan transferred hereunder or, except for Permitted Liens, on any Related Property or other Purchased Assets, whether now existing or hereafter transferred hereunder, or any interest therein, and Seller will not sell, pledge, assign or suffer to exist any lien on any Purchased Asset."

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

         SECTION 3. REPRESENTATIONS.

         Each of the Buyer and Seller represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi) it is not in default under the Agreement; and

                  (vii) there is no Termination Event, Unmatured Termination Event or Servicer Termination Event;

         SECTION 4. EXPENSES.

         In connection with the execution of this Amendment, the Seller agrees to pay all reasonable and actual costs and expenses (including without limitation the reasonable fees and expenses of legal counsel) of VFCC, the Collateral Custodian and the Backup Servicer incurred in connection with the review and negotiation of this Amendment.

         SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the following conditions precedent: (a) delivery to the Deal Agent of a copy of this Amendment duly executed by each of the parties hereto; (b) delivery to the Deal Agent (in a form acceptable to the Deal Agent) of (i) a due authorization, execution and enforceability opinion with respect to this Amendment and (ii) updated true sale and non-consolidation opinions; and (c) such other documents, agreements, certifications, or legal opinions as the Deal Agent may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

         SECTION 7. DEAL AGENT'S CONSENT AND WAIVER.

         By its execution hereof, the Deal Agent, for itself and on behalf of the Secured Parties, consents to this Amendment and waives any requirements for notice with respect thereto.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BUYER:                    ACS FUNDING TRUST I


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ACS Funding Trust I
                              c/o American Capital Strategies, Ltd., as Servicer 2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301) 951-6122


THE SELLER:                   AMERICAN CAPITAL STRATEGIES, LTD.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              American Capital Strategies, Ltd.
                              2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]



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



CONSENTED TO:

FIRST UNION SECURITIES, INC.
(successor-in-interest to First Union
Capital Markets Corp.), as Deal Agent, for itself and on behalf of the Secured Parties


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union Capital Markets Corp.
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention:  Conduit Administration
Facsimile No.:  (704) 383-6036
Telephone No.:  (704) 383-9343


FIRST UNION NATIONAL BANK,
  as Hedge Counterparty


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union National Bank
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention:  Capital Markets Credit Administration
Facsimile No.:  (704) 374-3254
Telephone No.:  (704) 374-4001




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